UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 14, 2018

CBL & ASSOCIATES PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12494	62-1545718
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2030 Hamilton Place Blvd., Suite 500, Chattanooga, TN 37421
(Address of principal executive office, including zip code)

423.855.0001
(Registrant's telephone number, including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 14, 2018, CBL & Associates Properties, Inc. (the “Company”) held its annual meeting of stockholders. The matters that were submitted to a vote of stockholders and the related results are as follows:*

1. The following directors were elected to one-year terms that expire in 2019:

•	Charles B. Lebovitz (94,197,129 votes for, 2,528,888 votes withheld, 60,611,260 broker non-votes and no abstentions),

•	Stephen D. Lebovitz (94,395,594 votes for, 2,330,423 votes withheld, 60,611,260 broker non-votes and no abstentions),

•	Gary L. Bryenton (92,295,443 votes for, 4,430,574 votes withheld, 60,611,260 broker non-votes and no abstentions),

•	A. Larry Chapman (93,571,342 votes for, 3,154,675 votes withheld, 60,611,260 broker non-votes and no abstentions),

•	Matthew S. Dominski (92,440,560 votes for, 4,285,457 votes withheld, 60,611,260 broker non-votes and no abstentions),

•	John D. Griffith (93,559,091 votes for, 3,126,926 votes withheld, 60,611,260 broker non-votes and no abstentions),

•	Richard J. Lieb (93,610,891 votes for, 3,115,126 votes withheld, 60,611,260 broker non-votes and no abstentions),

•	Gary J. Nay (93,569,854 votes for, 3,156,163 votes withheld, 60,611,260 broker non-votes and no abstentions), and

•	Kathleen M. Nelson (94,104,661 votes for, 2,621,356 votes withheld, 60,611,260 broker non-votes and no abstentions).

2.
Deloitte & Touche, LLP was ratified as the Company’s independent registered public accountants for its fiscal year ending December 31, 2018 (147,069,008 votes for, 9,920,139 votes against, 348,130 abstentions and no broker non-votes).

3.
The advisory vote on the Company’s executive compensation program for its named executive officers, as disclosed in the Company’s proxy statement for the 2018 annual meeting, was approved (89,783,325 votes for, 6,161,394 votes against, 781,298 abstentions and 60,611,260 broker non-votes). The Company’s Compensation Committee will consider the results of this advisory vote in making future decisions on named executive officer compensation.

* Total votes cast for each nominee or matter, as well as broker non-votes, may vary due to the rounding of fractional shares included in the totals.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBL & ASSOCIATES PROPERTIES, INC.

/s/ Farzana Khaleel
Farzana Khaleel
Executive Vice President -
Chief Financial Officer and Treasurer

Date: May 16, 2018